Exhibit 10.12

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXECUTION COPY

BP NON-COMPETITION AGREEMENT

by and between

BP BIOFUELS NORTH AMERICA LLC

and

VERENIUM CORPORATION

BP NON-COMPETITION AGREEMENT

THIS BP NON-COMPETITION AGREEMENT (the “Agreement”) is made as of September 2, 2010 (the “Effective Date”), by and between BP Biofuels North America LLC, a Delaware limited liability company (“BP”) and Verenium Corporation, a Delaware corporation (“Verenium”).

RECITALS

Verenium and BP have entered into that certain Asset Purchase Agreement dated as of July 14, 2010 (the “Asset Purchase Agreement”), pursuant to which, among other things, Verenium will sell to BP, and BP will purchase from Verenium, all of the assets, rights and properties of Verenium and its Non-Biofuels Subsidiaries (as defined in the Asset Purchase Agreement) used in or related to Verenium’s lignocellulosic biofuels business and all of the capital stock of the Biofuels Subsidiaries (as defined in the Asset Purchase Agreement), but excluding the Excluded Assets (as defined in the Asset Purchase Agreement) used exclusively in the Enzyme Business (as hereinafter defined); and

In the interest of protecting the Excluded Assets, the Enzyme Business and the goodwill associated therewith, Verenium has required as a material inducement to Verenium entering into the Asset Purchase Agreement and as a condition precedent to its consummation of the transactions thereunder, that BP enter into and deliver this Agreement.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained in this Agreement, to induce the Parties to enter into the Asset Purchase Agreement and consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, Verenium and BP agree as follows:

1. Definitions.

For the purposes of this Agreement, the following terms have the following meanings:

1.1 “Affiliate” means any Person that directly, or indirectly through one or more intermediaries, (a) controls, (b) is controlled by, or (c) is under common control with, any other Person referred to in this Agreement. As used in this Section 1.1, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of another Person, whether through the ownership of voting securities, by contract, or otherwise. One Person is presumed to control another Person if the first Person possesses, directly or indirectly, fifty percent (50%) or more of the voting rights in the second Person entitled to vote at a meeting of shareholders, members, partners or other equity or ownership interest holders.

1.2 “Biofuels Affiliates” means, upon the consummation of the transaction contemplated by the Asset Purchase Agreement, the Biofuels Subsidiaries (as defined in the Asset Purchase Agreement), their successors and assigns, and any Affiliate of BP which carries on or conducts any of the LC Business.

1.3 “Biomass” means material that originates from any monocotyledonous or dicotyledonous plant, or an angiosperm, a gymnosperm or a pteridophyte, which material can be or is intended to be used as a feedstock in the production of biofuels, including agricultural, food and non-food crops and their residues and wastes (e.g., normally non-food material from crops such as stalks, leaves, husks, seed fiber, hulls), forestry residues and wastes (e.g., wood chips, sawdust, cardboard, pressboard, dead trees, tree branches), municipal solid waste (e.g., household garbage and paper products), food processing and other industrial wastes, energy crops (e.g., fast growing trees and grasses grown for this purpose), including corn stover, switchgrass, and sugar cane bagasse, as well as trees. Biomass is often significantly composed of cellulose, hemicelluloses and lignin structures and may also include oil crops and starch components of crops.

1.4 “BP” means BP Biofuels North America LLC, a Delaware limited liability company, or any successor or assign pursuant to Section 11.5.

1.5 BP License Agreement” means the BP License Agreement between BP and Verenium, dated the Effective Date, as may be amended in accordance with its terms.

1.6 “Confidential Information” means any and all information, data and technology disclosed and/or provided by any of Verenium or BP or any of their respective Affiliates, as applicable, and disclosures contemplated hereby, including, without limitation, any and all methods and/or materials, technical information, technologies, systems, processes, procedures, know-how, data, trade secrets (as such are determined under applicable law), samples, inventions (whether patentable or unpatentable), improvements, methods, materials and compositions, devices, molecules, genetically engineered organisms, formulae, illustrations, patent applications, products, works of authorship, compilations, programs, schematics, designs, drawings, technical plans, prototypes, production and manufacturing processes and techniques, research, development activities and plans, specifications, computer programs, object and source code, databases, passwords, log on identifiers, algorithms, derivative works, reports, mask works, business and financial data, business plans, skills and compensation of employees and consultants, pricing, financial and operational information, information regarding litigation or other regulatory actions or complaints, marketing plans, customer and supplier information (including, without limitation, actual or potential customers or suppliers, customer or supplier lists, and customer or supplier requirements), regardless of the form in which such information appears, or by which it is communicated whether in tangible or intangible form, whether or not marked as confidential or otherwise identified as confidential, and whether or not stored, compiled or memorialized physically, electronically, graphically, photographically or in writing, as well as all documents and other information which contain or reflect or are generated from any of the foregoing.

1.7 “Disclosing Party” means a Party or its Affiliate that furnishes or provides access to Confidential Information of such Party or its Affiliate to another Party or its Affiliate.

1.8 “Effective Date” means the date as of which this Agreement is made as set forth in the introductory paragraph.

1.9 “Enzyme Business” means the business conducted by Verenium and its Affiliates as of the Effective Date of research, development, manufacture and commercialization of enzyme services and products for sale to Third Parties for use in their businesses, including without limitation, within the biofuels, specialty industrial processes, food processing and food ingredients, baking and flour, detergents, cheese and dairy, oil seed processing, pulp and paper, oil and gas, pharmaceuticals, electronics, diagnostic enzymes, reagents, transgenic enzymes (non-biofuels), human and animal therapeutic proteins, prebiotics, probiotics, waste process, water treatment, carbon sequestration, algae protein expression, non-biofuels fermentation, chemicals, textiles and animal nutrition and health markets.

1.10 “Enzyme Improvement Platform Technology” means Gene Site Saturation Mutagenesis™SM (GSSM™SM) Technology and the Tunable Gene Reassembly™SM (TGR™SM) Technology, Tailored Multi-Site Combinatorial Assembly (TMSCA) and procedures, know-how, equipment and computer software related thereto and developed by Verenium, and the patents and patent applications covering any of the foregoing as listed and described on Schedule 1.10.

1.11 “LC Business” means the research, development, manufacture and commercialization (including without limitation to make or have made, use or have used, practice or have practiced, improve or have improved, import or have imported, export or have exported, market or have marketed, distribute or have distributed, license, sell, offer for sale or have sold) of lignocellulosic ethanol and other lignocellulosic biofuels and lignocellulosic bioproducts, lignocellulosic butanol and lignocellulosic diesel biofuels, including without limitation conversion of cell wall sugars and/or cell wall sugar compounds into biofuels or bioproducts, (which for the avoidance of doubt excludes starch to biofuels or bioproducts), carried on or conducted by BP and/or any of its Affiliates.

1.12 “Party” means either Verenium or BP and they may be referred to collectively as “Parties.” A reference to a “Party” includes that Party’s successors in title and assigns or transferees permitted in accordance with the terms of this Agreement.

1.13 “Person” means any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, limited liability partnership, unincorporated organization, government (or any agency or political subdivision thereof) or other legal entity or organization.

1.14 “Receiving Party” means any Party or its Affiliate that receives or has access to Confidential Information of the other Party or its Affiliate.

1.15 “Territory” is defined in Section 3.

1.16 “Third Party” means a Person other than the Parties to this Agreement and their respective Affiliates.

1.17 “Verenium” means Verenium Corporation, a Delaware corporation, or any successor or assign pursuant to Section 11.5.

1.18 “Verenium License Agreement” means the Verenium License Agreement between BP and Verenium, dated as of the Effective Date, as may be amended in accordance with its terms.

1.19 “Verenium Non-Competition Agreement” means the Verenium Non-Competition between BP and Verenium, dated as of the Effective Date, as may be amended in accordance with its terms.

2. Non-Disclosure Restrictive Covenant.

2.1 To protect Verenium’s interest in its Confidential Information that Verenium is retaining, and to protect the goodwill and value of the Excluded Assets and the Enzyme Business, during the term of Verenium License Agreement and for 10 years thereafter, each Party in its capacity as a Receiving Party (on behalf of itself and its Affiliates) shall hold all Confidential Information of the Disclosing Party in confidence and shall not disclose, use, copy, publish, distribute, display, disseminate, provide access to or in any way disburse any Confidential Information, except: (a) as reasonably necessary to carry out its responsibilities under this Agreement; (b) as otherwise allowed under this Agreement; or (c) with written consent of the Disclosing Party. The Receiving Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but no less than reasonable care) to ensure that its and its Affiliates’ employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information of the Disclosing Party.

2.2 Exceptions. The obligations set forth in Section 2.1 shall not apply to any portion of Confidential Information which the Receiving Party can prove by competent evidence:

2.2.1. is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or its Affiliates in breach of this Agreement, generally known or available;

2.2.2. is known by the Receiving Party or its Affiliates at the time of receiving such information as evidenced by documentation pre-dating disclosure to the Receiving Party or its Affiliates by the Disclosing Party;

2.2.3. is furnished to the Receiving Party by a Third Party that is free to disclose to others without breach of any obligation of confidentiality or non-disclosure; or

2.2.4. was independently developed by the Receiving Party or its Affiliates without reference to information provided by the Disclosing Party, as evidenced by clear documentation.

2.3 Permitted Disclosures. The Receiving Party and its Affiliates are expressly authorized to disclose Confidential Information of the Disclosing Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

2.3.1. exercising the rights and performing the obligations of the Receiving Party under this Agreement;

2.3.2. prosecuting or defending litigation as permitted by this Agreement;

2.3.3. complying with applicable laws and regulations;

2.3.4. disclosure to FDA, DOE, USDA or EPA or any comparable or successor government agencies worldwide;

2.3.5. disclosure to employees, agents, consultants and independent contractors of the Receiving Party and its Affiliates only on a need-to-know basis and solely as necessary in connection with the performance of this Agreement, provided that each disclosee must be bound by similar obligations of confidentiality and non-use at least as equivalent in scope as those set forth in this Section 2 prior to any such disclosure; or

2.3.6. disclosure to any bona fide potential investor, investment banker, acquirer, merger partner, or other potential financial partner; provided that in connection with such disclosure, the Disclosing Party shall inform each disclosee of the confidential nature of such Confidential Information and use reasonable efforts to cause each disclosee to treat such Confidential Information as confidential.

In the event the Receiving Party or any of its Affiliates is required to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 2.3.2 or 2.3.3, it will, except where impracticable, provide the Disclosing Party at least sufficient prior written notice of any such disclosure so that the Disclosing Party may seek a protective order or other appropriate remedy. Notwithstanding the foregoing, the Receiving Party and its Affiliates shall take all reasonable action to preserve the confidentiality of the Confidential Information of the Disclosing Party, including, without limitation, by cooperating with the Disclosing Party to obtain a protective order or other appropriate remedy.

2.4 Notice of Non-Permitted Disclosure. If the Receiving Party becomes aware of any unauthorized use or disclosure of the Confidential Information of the Disclosing Party, the Receiving Party shall promptly notify the Disclosing Party in writing.

3. Non-Competition Restrictive Covenant.

To protect Verenium’s interest in the Confidential Information that Verenium is retaining and to protect the goodwill and value of the Excluded Assets and the Enzyme Business, BP and its Biofuels Affiliates shall not anywhere in the world (the “Territory”), engage, directly or indirectly, individually or in association or in combination with any other Person, as proprietor or owner, officer, director or shareholder (other than as a passive investor in and holder of less than five percent (5%) of the equity of any publicly traded corporation), member or manager of any limited liability company, or as an employee, agent, independent contractor, consultant, advisor, joint venturer, trustee, licensee, sublicensee, licensor, sublicensor, principal, partner or otherwise, whether or not for monetary benefit:

(a)

provide enzyme products or enzyme services acquired by BP as part of the Purchased Assets or as assets of the Biofuels Subsidiaries pursuant to the Asset Purchase Agreement to the specific specialty industrial processes markets set forth and described in Schedule 3(a) to this Agreement for a period of five (5) years from the Effective Date, which specific specialty industrial processes markets shall not include any biofuels or bioproducts markets in whole or in part, and for avoidance of doubt BP shall not sell enzyme products directly for use in conventional starch to ethanol processes;

(b)

in the use, licensing, sublicensing or sale of the enzymes or the Enzyme Improvement Platform Technology which were acquired or licensed by BP as part of the Purchased Assets (as defined in the Asset Purchase Agreement) or as assets of the Biofuels Subsidiaries (as defined in the Asset Purchase Agreement) pursuant to the Asset Purchase Agreement for application outside of the LC Business for two (2) years from the Effective Date; provided, however, this Section 3(b) shall not operate or be construed to restrict, prohibit or limit BP and its Affiliates from internal research and development; and/or

(c)

in the licensing, sublicensing or sale of the Enzyme Improvement Platform Technology which was acquired by BP as part of the Purchased Assets or as assets of the Biofuels Subsidiaries pursuant to the Asset Purchase Agreement to the specific competitors of Verenium set forth and described in Schedule 3(c) to this Agreement for five (5) years from the Effective Date; provided, however, this Section 3(c) shall not operate or be construed to restrict, prohibit or limit BP and its Affiliates from (i) internal research and development, or (ii) collaborating, developing, manufacturing or otherwise working with, or receiving products or services from, any Person listed on Schedule 3(c) for purposes of or use in BP’s biofuels business (which for the avoidance of doubt, does not include a licensing program of the Enzyme Improvement Platform Technology which was acquired by BP as part of the Purchased Assets or as assets of the Biofuels Subsidiaries pursuant to the Asset Purchase Agreement to a third party).

Notwithstanding the foregoing, the restrictions and limitations set forth in this Section 3 shall not restrict, prohibit or limit, or be construed to restrict, prohibit or limit the LC Business or BP’s Affiliates with respect to: (x) the sale of all or substantially all of (i) the LC Business, (ii) the Purchased Assets and/or the Biofuels Subsidiaries, or (iii) BP’s or any Affiliate’s assets; (y) the sale of equity securities of BP or its parent company by the respective parent company thereof; or (z) the sale or issuance of equity securities by any Affiliate or direct or indirect parent company of BP, all in any way or at any time.

4. Employee Solicitation and Hiring Restrictive Covenant.

To protect Verenium’s interest in the Confidential Information that Verenium is retaining and to protect the goodwill and value of the Excluded Assets and the Enzyme Business, BP and its Biofuels Affiliates shall not for a period of two (2) years from the Effective Date anywhere in the Territory, individually, or in association or in combination with any other Person, directly or indirectly, as proprietor or owner, or officer, director or shareholder of any corporation, or as a member or manager of any limited liability company, or as an employee, agent, independent contractor, consultant, advisor, joint venturer, trustee, licensee, principal, partner or otherwise, whether or not for monetary benefit: (a) solicit, encourage, induce or entice any employee or independent contractor of Verenium or its Affiliates to terminate or modify such person’s or entity’s employment, engagement or business relationship with Verenium or its Affiliates; or (b) hire, whether as an employee or independent contractor, any Person who is, or that at any time in the twelve (12) month period prior to the time of such hire had been, employed or retained by Verenium or its Affiliates; provided, however, that the foregoing provision shall not apply to (i) any employee or independent contractor if Verenium or its Affiliates has terminated such employee or independent contractor; or (ii) any employee or independent contractor who approaches or contacts BP or any of its Biofuels Affiliates in response to a general solicitation or advertisement regarding employment with BP or any of its Biofuels Affiliates.

5. Exceptions For Post-Closing Date Acquisitions.

Notwithstanding anything else contained in this Agreement, the provisions of Section 3 shall not apply to any activities of any Person acquired (pursuant to a stock or asset acquisition, merger or other form of transaction) by BP or its Affiliates where 10% or less of the revenues of the acquired Person is from activities that would violate Section 3 of this Agreement if engaged in by BP or its Affiliates during the six-month period preceding the date of such acquisition and as measured during each six-month period thereafter during the term of the restrictive covenant in Section 3 of this Agreement.

6. Representations and Warranties.

6.1 Representations and Warranties of Verenium. Verenium represents and warrants to BP as of the Effective Date: (a) Verenium (i) is a corporation duly organized, validly existing and in good standing under the laws of its incorporating jurisdiction, and (ii) has all requisite corporate power and authority to enter into this Agreement; and (b) this Agreement is a valid and binding obligation of Verenium enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate in any material respect any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.2 BP’s Representations and Warranties. BP represents and warrants to Verenium as of the Effective Date: (a) BP (i) is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and (ii) has all requisite power and authority to enter into this Agreement; and (b) this Agreement is a valid and binding obligation of BP enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate in any material respect any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

7. Equitable Relief and Cumulative Remedies.

BP acknowledges and agrees that Verenium’s remedies at law for breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, BP agrees that, in the event of such breach, in addition to any remedies at law it may have, Verenium, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be available. BP further acknowledges that should BP or its Biofuels Affiliates violate any of the provisions of this Agreement, it will be difficult to determine the amount of damages resulting to Verenium and that in addition to any other remedies it may have, Verenium shall be entitled to temporary and permanent injunctive relief without the necessity of proving damages. The remedies of the Parties are cumulative and not exclusive, and except as otherwise expressly provided in this Agreement to the contrary, each Party shall have all rights and remedies available under this Agreement, at law or in equity.

8. Acknowledgement.

Each of Verenium and BP acknowledge and agree that the covenants and agreements contained in this Agreement have been negotiated in good faith by the Parties, are reasonable and are not more restrictive or broader than necessary to protect the interests of the Parties thereto, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein. Each Party further acknowledges that the other Party would not enter into the Asset Purchase Agreement and the transactions contemplated thereby in the absence of the covenants and agreements contained in this Agreement.

9. Separate Covenants.

The covenants contained in this Agreement shall be construed as a series of separate covenants, one for each of the counties in each of the states of the United States of America, and one for each geographic subdivision of each country and each province or state within each such country.

10. Severability.

The Parties agree that construction of this Agreement shall be in favor of its reasonable nature, legality and enforceability, and that any construction causing unenforceability shall yield to a construction permitting enforceability. It is agreed that the restrictive covenants and provisions of this Agreement are severable, and that if any single covenant or provision or multiple covenants or provisions should be found unenforceable, the entire Agreement and remaining covenants and provisions shall not fail but shall be construed as enforceable without any severed covenant or provision in accordance with the tenor of this Agreement. The Parties specifically agree that no covenant or provision of this Agreement shall be invalidated because of overbreadth insofar as the Parties acknowledge the scope of the covenants and provisions contained herein to be reasonable and necessary for the protection of each of Verenium and BP. However, should a court or any other trier of fact or law determine not to enforce any covenant or provision of this Agreement as written due to overbreadth or otherwise, then the Parties agree that said covenant or provision shall be enforced to the extent reasonable, with the court or such trier to make any necessary revisions to said covenant or provision to permit its enforceability and that any such limitation on the enforceability of any such covenant or provision shall not effect the enforceability of any other covenant or provision of this Agreement.

11. General Provisions.

11.1 Governing Law. This Agreement will be governed and construed in accordance with the laws of the State of New York, United States of America, to the exclusion of both its principles and rules on conflicts of laws and the provisions of the United Nations Convention on Contracts for the International Sale of Goods.

11.2 Submission to Jurisdiction. Each Party hereby: (a) agrees to the personal jurisdiction of any federal or state court located in New York, New York with respect to any claim or cause of action arising under or relating to this Agreement; (b) waives any objection based on forum non conveniens and waives any objection to venue of any such suit, action or proceeding; (c) waives personal service of any and process upon it; and (d) consents that any services of process be made by registered or certified mail (postage prepaid, return receipt requested) directed to it at its address stated in Section 11.9 and service so made will be complete when received. Nothing in this Section 11.2 will affect the rights of the Parties to serve legal process in any other manner permitted by law.

11.3 Waiver of Trial by Jury. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER RESTRICTIVE COVENANTS CONTEMPLATED HEREBY.

11.4 Independent Contractors. The Parties shall perform their obligations under this Agreement as independent contractors, and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship among the Parties. None of the Parties will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of any other Party.

11.5 Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred directly or indirectly (including without limitation by merger including by or through merger of a subsidiary, sale of stock, sale of assets, transfer by operation of law or change in control or otherwise), by any Party without the prior written consent of BP (in the case of any assignment or transfer by Verenium), or Verenium (in the case of any assignment or transfer by BP), which consent shall not be unreasonably withheld. This Agreement shall be binding upon successors and permitted assigns of the Parties.

11.6 Entire Agreement; Amendment; Waiver. This Agreement, together with all exhibits attached hereto which are hereby incorporated by reference, the Asset Purchase Agreement, the BP License Agreement, the Verenium License Agreement, the Verenium Non-Competition Agreement and the other agreements by or among the Parties expressly referred to herein or in the Asset Purchase Agreement, the terms and conditions of which are herby incorporated by reference, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements between the Parties, whether oral or written, regarding the subject matter hereof. No waiver, modification, or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each of the Parties. A waiver by a Party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof.

11.7 Further Assurances. Each Party agrees that, subsequent to the execution and delivery of this Agreement and without any additional consideration, it will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate the purposes of this Agreement.

11.8 No Third Party Beneficiaries. This Agreement is neither expressly or impliedly made for the benefit of any Third Party.

11.9 Notices. Any notice to be given under this Agreement shall be in writing and shall be considered to be given and received in all respects when hand delivered, upon written confirmation of delivery after being sent by prepaid express or courier delivery service, upon confirmation of receipt when sent by facsimile transmission or three days after deposited in the United States mail, certified mail, postage prepaid, return receipt requested, in each case addressed as follows, or to such other address as shall be designated by notice duly given:

If to Verenium: Verenium Corporation 55 Cambridge Parkway Cambridge, MA 02142 Attention: Chief Legal Officer and Chief Financial Officer Fax: (617) 674-5353	If to BP: BP Biofuels North America LLC Attention: Director of Business Development 150 West Warrenville Road Naperville, IL 60563 Fax: (630) 836-5855

11.10 Interpretation.

(a) Captions, Headings and Recitals. The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. The recitals appearing at the beginning of this Agreement are incorporated into this terms and conditions in full by this reference thereto.

(b) Singular and Plural. All references in this Agreement to the singular shall include the plural where applicable, and all references to gender shall include both genders.

(c) Articles, Sections and Subsections. Unless otherwise specified, references in this Agreement to any article shall include all sections, subsections, and paragraphs in such article; references in this Agreement to any section shall include all subsections and paragraphs in such sections; and references in this Agreement to any subsection shall include all paragraphs in such subsection.

(d) Ambiguities. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against any Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.

(e) English Language. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

11.11 Counterparts. This Agreement may be executed simultaneously in counterparts, including by transmission of facsimile or PDF copies of signature pages to the Parties or their representative legal counsel, any one of which need not contain the signature of more than one Party but both such counterparts taken together will constitute one and the same agreement.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers, effective as of the Effective Date.

Verenium Corporation			BP Biofuels North America LLC

By:	/s/ Carlos A. Riva		By:	/s/ Susan A. Ellerbusch
	Name:	Carlos A. Riva		Name:	Susan A. Ellerbusch
	Title:	President and Chief Executive Officer		Title:	President

[Signature Page – BP Non-Competition Agreement]

Schedule 1.10

Enzyme Improvement Platform Technology

Procedures
Title

GeneReassemblySM Protocol
GSSMSM Protocol
TMSCASM Protocol

Patents and Patent Applications

Case/Family	Country	Status	AppNumber	PatNumber	ExpDate	CaseNumber
BIOPANNING	AU	Granted	48933/00	756201	06-Dec-2016	D1210-01AU
BIOPANNING	AU	Granted	2003-200812	2003200812	06-Dec-2016	D1210-02AU

BIOPANNING	US	Granted	08/692,002	6,054,267	02-Aug-2016	D1210-1US
BIOPANNING	US	Granted	08/944,795	6,030,779	07-Dec-2015	D1210-2US
BIOPANNING	US	Granted	09/421,970	6,368,798	20-Oct-2019	D1210-3US
BIOPANNING	US	Granted	09/557,276	6,344,328	02-Aug-2016	D1210-4US
BIOPANNING	AU	Granted	63148/01	782529	15-May-2021	D1210-5AU
BIOPANNING	US	Granted	09/571,499	6,455,254	03-Jun-2016	D1210-5US
BIOPANNING	AU	Pending	2007201249			D1210-6AUD1

BIOPANNING	AT	Granted	96942920.8	AT E260987	06-Dec-2016	D1210AT

BIOPANNING	AU	Granted	11489/97	720334	06-Dec-2016	D1210AU
BIOPANNING	BE	Granted	0-866-853	EP 0866853	06-Dec-2016	D1210BE
BIOPANNING	CH	Granted	96942920.8	EP 0 866853	06-Dec-2016	D1210CH
BIOPANNING	DE	Granted	DE69631787T2	DE69631787	06-Dec-2016	D1210DE

BIOPANNING	FR	Granted	96942920.8	EP 0866853	06-Dec-2016	D1210FR
BIOPANNING	GB	Granted	96942920.8	EP 0866853	06-Dec-2016	D1210GB

BIOPANNING	IE	Granted	96942920.8	EP 0866853	06-Dec-2016	D1210IE
BIOPANNING	IL	Granted	124794	124794	06-Dec-2016	D1210IL
BIO-TRAPS	AU	Granted	92260/98	754746		D1360AU
BIO-TRAPS	US	Granted	08/918,793	6,610,528	26-Aug-2017	D1360US
COMBINATORIAL	US	Granted	08/651,568	5,939,250	07-Dec-2015	D1140-1US
COMBINATORIAL	US	Granted	09/375,605	6,790,605	22-May-2016	D1140-2US
COMBINATORIAL	AU	Pending	2007231834			D1140-3AUD1

COMBINATORIAL	CA	Published	2,391,626			D1140-3CA
COMBINATORIAL	EP	Published	01971309.8			D1140-3EP
COMBINATORIAL	US	Granted	09/663,620	7,018,793	07-Dec-2015	D1140-3US
COMBINATORIAL	US	Granted	09/714,780	6,632,600	11-May-2016	D1140-4US
DIRECTED EVOLUTION	AU	Pending	2005-225057			D1460-10AUD1

DIRECTED EVOLUTION	AU	Pending	2009-212959			D1460-10AUD2

DIRECTED EVOLUTION	CA	Allowed	2,374,667			D1460-10CA
DIRECTED EVOLUTION	EP	Published	00941550.6			D1460-10EP
DIRECTED EVOLUTION	HK	Published	02107285.7			D1460-10HK
DIRECTED EVOLUTION	IL	Pending	146937			D1460-10IL
DIRECTED EVOLUTION	JP	Published	2001-503702			D1460-10JP

DIRECTED EVOLUTION	MX	Granted	PA/a/2001/013020	228,539	14-Jun-2020	D1460-10MX

DIRECTED EVOLUTION	MX	Pending	PA/a/2005/006395			D1460-10MXD1

DIRECTED EVOLUTION	US	Granted	09/332,835	6,537,776	14-Jun-2019	D1460-10US
DIRECTED EVOLUTION	US	Pending	11/285,302			D1460-12C1
DIRECTED EVOLUTION	US	Granted	09/498,557	6,713,279	31-Jan-2020	D1460-12US
DIRECTED EVOLUTION	US	Granted	09/522,289	6,358,709	07-Dec-2015	D1460-13US
DIRECTED EVOLUTION	US	Granted	09/535,754	6,361,974	07-Dec-2015	D1460-14US
DIRECTED EVOLUTION	US	Pending	11/798,032			D1460-15R1

DIRECTED EVOLUTION	US	Granted	09/594,459	6,605,449	14-Jun-2019	D1460-15US
DIRECTED EVOLUTION	US	Granted	09/756,459	6,562,594	07-Dec-2015	D1460-16US
DIRECTED EVOLUTION	US	Granted	09/867,262	6,696,275	04-Feb-2019	D1460-17US
DIRECTED EVOLUTION	US	Granted	09/885,551	6,740,506	07-Dec-2015	D1460-19US
DIRECTED EVOLUTION	US	Granted	10/039,293	6,713,281	03-Nov-2018	D1460-22US
DIRECTED EVOLUTION	US	Granted	10/087,426	6,709,841	09-May-2018	D1460-23US
DIRECTED EVOLUTION	US	Granted	10/099,816	6,713,282	09-Mar-2020	D1460-24US
DIRECTED EVOLUTION	US	Granted	10/108,077	6,635,449		D1460-25US
DIRECTED EVOLUTION	US	Granted	10/309,587	6,764,835	08-Jan-2021	D1460-27US
DIRECTED EVOLUTION	US	Granted	10/382,283	6,773,900	07-Dec-2015	D1460-29US
DIRECTED EVOLUTION	US	Granted	08/760,489	5,830,696	07-Dec-2015	D1460-4US
DIRECTED EVOLUTION	US	Granted	09/185,373	6,335,179	07-Dec-2015	D1460-6US
DIRECTED EVOLUTION	AU	Granted	2005201125	2005201125	04-Feb-2020	D1460-7AUD1

DIRECTED EVOLUTION	CA	Granted	2,325,351	2,325,351	04-Feb-2020	D1460-7CA
DIRECTED EVOLUTION	CA	Published	2,492,661			D1460-7CAD1

DIRECTED EVOLUTION	EP	Published	0913378.6-21			D1460-7EP

DIRECTED EVOLUTION	HK	Published	01105448.6			D1460-7HK
DIRECTED EVOLUTION	IL	Published	138206			D1460-7IL
DIRECTED EVOLUTION	JP	Published	2005-080273			D1460-7JPD1

DIRECTED EVOLUTION	MX	Granted	2000/009723	273,390		D1460-7MX

DIRECTED EVOLUTION	US	Granted	09/246,178	6,171,820	07-Dec-2015	D1460-7US
DIRECTED EVOLUTION	US	Granted	09/267,118	6,238,884	07-Dec-2015	D1460-8US
DIRECTED EVOLUTION	US	Granted	09/276,860	6,352,842	07-Dec-2015	D1460-9US
EXTRACT SCREENING	US	Granted	09/561,597	6,555,315	26-Aug-2017	D1340-1US
EXTRACT SCREENING	US	Granted	08/918,406	6,057,103	26-Aug-2017	D1340US
FACS/GIGAMATRIX	US	Granted	09/848,095	6,872,526	16-Jun-2017	D1280-10US

FACS/GIGAMATRIX	US	Granted	09/848,651	6,806,048	16-Nov-2020	D1280-12US
FACS/GIGAMATRIX	US	Granted	09/848,083	6,602,675	03-May-2021	D1280-13US
FACS/GIGAMATRIX	US	Granted	09/098,206	6,174,673	16-Jun-2017	D1280-1US
FACS/GIGAMATRIX	US	Granted	10/157,653	6,866,824	14-Jun-2018	D1280-23US
FACS/GIGAMATRIX	US	Granted	09/444,112	6,972,183	16-Jun-2017	D1280-2US
FACS/GIGAMATRIX	US	Granted	09/687,219	6,794,127	16-Jun-2017	D1280-5US
GIGAMATRIX	US	Granted	29/162,224	D480814 S	14-Oct-2017	D1290-14US
GIGAMATRIX	US	Granted	10/095,906	6,918,738	03-Aug-2022	D1290-1US
GIGAMATRIX	US	Granted	10/084,552	7,019,827	07-Jan-2023	D1290-2US
GIGAMATRIX	US	Granted	10/103,977	6,798,520	08-Jul-2022	D1290-5US
GIGAMATRIX	US	Granted	10/084,026	6,764,818	09-Jan-2023	D1290-7US
GIGASEQUENCING	US	Granted	10/452,157	7,291,460	06-Feb-2025	D1631-1US
NORMALIZED	US	Granted	09/034,724	6,001,574	18-Jun-2016	D1270-1US
NORMALIZED	US	Granted	09/437,905	6,444,426	18-Jun-2016	D1270-2US
NORMALIZED	US	Pending	09/089,789			D1270-3US
NORMALIZED	JP	Granted	10-503387	4227196		D1270JP
SHUFFLING	CA	Granted	2,308,292	2,308,292	23-Oct-2018	D1220-1CA
SHUFFLING	US	Granted	08/962,504	6,489,145	09-Jul-2016	D1220-1US
SHUFFLING	US	Granted	09/376,727	6,440,668		D1220-3US
SHUFFLING	AU	Granted	36626/97	724521	09-Jul-2017	D1220AU
SHUFFLING	US	Granted	08/677,112	5,965,408	09-Jul-2016	D1220US
Tailored Multi-Site Combinatorial Assembly	AU					D2410-01AU
Tailored Multi-Site Combinatorial Assembly	BR					D2410-01BR
Tailored Multi-Site Combinatorial Assembly	CA					D2410-01CA
Tailored Multi-Site Combinatorial Assembly	CN					D2410-01CN
Tailored Multi-Site Combinatorial Assembly	EA					D2410-01EA
Tailored Multi-Site Combinatorial Assembly	EP					D2410-01EP
Tailored Multi-Site Combinatorial Assembly	ID					D2410-01ID
Tailored Multi-Site Combinatorial Assembly	IL					D2410-01IL

Tailored Multi-Site Combinatorial Assembly	IN		4447/KOLNP/2009			D2410-01IN
Tailored Multi-Site Combinatorial Assembly	JP					D2410-01JP
Tailored Multi-Site Combinatorial Assembly	KR					D2410-01KR
Tailored Multi-Site Combinatorial Assembly	MX					D2410-01MX
Tailored Multi-Site Combinatorial Assembly	MY					D2410-01MY
Tailored Multi-Site Combinatorial Assembly	US		12/671,231			D2410-01N
Tailored Multi-Site Combinatorial Assembly	NZ					D2410-01NZ
Tailored Multi-Site Combinatorial Assembly	PH		1-2010-500189			D2410-01PH

Tailored Multi-Site Combinatorial Assembly	WO	Published	PCT/US08/071771			D2410-01WO

Tailored Multi-Site Combinatorial Assembly	ZA	Unfiled				D2410-01ZA
UNCULTURED	AU	Granted	69582/00	767618	17-Jul-2016	D1200-1AU
UNCULTURED	US	Granted	08/983,367	6,168,919	30-Sep-2018	D1200-1US
UNCULTURED	US	Granted	09/467,740	6,656,677	18-Jul-2015	D1200-2US
UNCULTURED	US	Granted	09/861,267	6,566,050	18-Jul-2015	D1200-4US
UNCULTURED	CA	Published	2,227,342		14-Dec-2006	D1200CA
UNCULTURED	CH	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200CH
UNCULTURED	DE	Granted	96925351.7	69636721.1	17-Jul-2016	D1200DE
UNCULTURED	DK	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200DK
UNCULTURED	EP	Published	06009151.9			D1200EPD1
UNCULTURED	ES	Granted	96925351.7	ES 0839185	17-Jul-2016	D1200ES
UNCULTURED	FI	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200FI
UNCULTURED	FR	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200FR
UNCULTURED	GB	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200GB
UNCULTURED	IE	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200IE
UNCULTURED	IT	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200IT
UNCULTURED	NL	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200NL
UNCULTURED	SE	Granted	96925351.7	EP 0839185	17-Jul-2016	D1200SE
UNCULTURED	US	Granted	08/503,606	6,004,788	18-Jul-2015	D1200US

UNCULTURED	US	Granted	08/988,224	6,280,926	18-Jul-2015	D1260-1US
UNCULTURED	US	Granted	09/407,525	6,849,395	09-Sep-2015	D1260-2US
UNCULTURED	US	Granted	09/713,176	6,528,249	18-Jul-2015	D1260-5US
UNCULTURED	US	Granted	09/875,412	6,677,115	18-Jul-2015	D1260-6US
UNCULTURED	US	Granted	08/657,409	5,958,672	18-Jul-2015	D1260US
WHOLE CELL	US	Granted	09/677,584	7,033,781	29-Sep-2019	D1510-1US

Schedule 3(a)

Specialty Industrial Processes Markets

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

*** Confidential Treatment Requested

Schedule 3(c)

Competitors of the Enzyme Business

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

*** Confidential Treatment Requested